                                      EXHIBIT 9

                                   VOTING AGREEMENT
                                       (CP III)


    THIS VOTING AGREEMENT (the "Agreement") is made as of October 14, 1997 (the "Effective Date"), by and among Carlyle Partners II, L.P., a Delaware limited partnership ("CP II"), Carlyle Partners III, L.P., a Delaware limited partnership ("CP III"), Carlyle International Partners II, L.P., a Cayman Islands exempted limited partnership ("CIP II"), Carlyle International Partners III, L.P., a Cayman Islands exempted limited partnership ("CIP III"), C/S International Partners, a Cayman Islands general partnership ("C/S"), the State Board of Administration of Florida ("SBA"), Carlyle Investment Group, L.P., a Delaware limited partnership("CIG"), Carlyle-Insight International Partners, L.P., a Cayman Islands exempted limited partnership ("C-IIP"), and Carlyle-Insight Partners, L.P., a Delaware limited partnership ("C-IP") (CP II, CP III, CIP II, CIP III, C/S, SBA, CIG, C-IIP and C-IP, collectively, the "Stockholders" and, individually, a "Stockholder").

                                W I T N E S S E T H :

    WHEREAS, InSight Health Services Corp. (the "Company") and the Stockholders have entered into that certain Securities Purchase Agreement dated as of October 14, 1997 (the "Purchase Agreement"), pursuant to which, among other things, the Stockholders have the power to elect two Preferred Stock Directors;

    WHEREAS, the Stockholders desire to enter into an agreement to be specifically enforceable against each of them pursuant to which they agree to vote their shares of the Series B Preferred Stock in the manner and for the purposes specified herein, in order to allocate among themselves the power to determine who shall be elected as one of such Preferred Stock Directors.

    NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, and for other good and lawful consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

    SECTION 1.     ELECTION OF DIRECTOR.

    (a) Each of the Stockholders agrees to vote all shares of Stock now owned or hereafter acquired by it, at any regular or special meeting of stockholders of the Company called for the purpose, for, or otherwise to consent to, the election to the board of directors of the Company (the "Board") of the person nominated in accordance with Sections 1(b) and 1(c) hereof (the "Nominee").

    (b) During the term of this Agreement, CP III shall be entitled to designate one Nominee at any time that the term of office of a Nominee shall expire and at any time that a vacancy shall exist for any reason in the directorship to be filled by a Nominee.

    (c) If any nominee shall be unable or unwilling to serve prior to his or her election to the Board, CP III shall be entitled to nominate a replacement who shall then be a Nominee for purposes of this Agreement. If, following election to the Board, any Nominee shall resign or be removed for cause or be unable to serve by reason of death or disability, CP III shall, within thirty days of such event, notify the Board in writing of a replacement, and the Stockholders shall take such steps as may be necessary to elect such replacement to the Board to fill the unexpired term of the Nominee.


    SECTION 2. IRREVOCABLE PROXY. In order to insure the voting of the Stockholders in accordance with this Agreement, each Stockholder agrees to execute an irrevocable proxy simultaneously with the execution hereof in the form of Exhibit A attached hereto granting to CP III the right to vote, or to execute and deliver stockholder written consents, in respect to all Stock now owned or hereafter registered in the name of the Stockholder. It is understood and agreed that such irrevocable proxy relates solely to voting for the election of one of the two Preferred Stock Directors to be elected by holders of the Series B Preferred Stock in accordance with this Agreement and does not constitute the grant of any rights to said proxy to vote as to any other matters.

    SECTION 3. CHANGES IN STOCK. In the event that subsequent to the date of this Agreement any shares or other securities (other than any shares or securities of another corporation issued to the Company's stockholders pursuant to a plan of merger) are issued on, or in exchange for, any of the shares of the Stock held by the Stockholders by reason of any stock dividend, stock split, consolidation of shares, reclassification, or consolidation involving the Company such shares or securities shall be deemed to be Stock for purposes of this Agreement.

    SECTION 4. REPRESENTATIONS OF STOCKHOLDERS. Each Stockholder hereby represents and warrants to each of the other Stockholders that (a) it owns and has the right to vote the number of shares of the Stock set forth opposite its name on Exhibit B attached hereto, (b) it has full power to enter into this Agreement and has not, prior to the date of this Agreement, executed or delivered any proxy or entered into any other voting agreement or similar arrangement other than one which has expired or terminated prior to the date hereof and (c) it will not take any action inconsistent with the purposes and provisions of this Agreement.

    SECTION 5. ENFORCEABILITY. Each Stockholder expressly agrees that this Agreement shall be specifically enforceable in any court of competent jurisdiction in accordance with its terms against each of the parties hereto, provided, however, that this agreement shall be null and void unless persons having the right, in the aggregate, to vote a majority of the issued and outstanding shares of the Stock sign and become parties hereto prior to October 30, 1997.

    SECTION 6. GENERAL PROVISIONS. (a) All of the covenants and agreements contained in this Agreement shall be binding upon, and inure to the benefit of, the respective parties and their successors, assigns, heirs, executors, administrators and other legal representatives, as the case may be.

    (b) This Agreement, and the rights of the parties hereto, shall be governed by and construed in accordance with the laws of the State of Delaware.

    (c) This Agreement shall be executed in any number of counterparts, each of which will be deemed an original but all of which together shall constitute one and the same instrument.

    (d) This Agreement shall remain in effect until the day immediately preceding the 2020 annual stockholders meeting, unless sooner terminated in writing by each of the Stockholders. This Agreement shall not be effective at any time at which the aggregate liquidation preference with respect to the Series B Preferred Stock owned by the Stockholders, the general partner of any Stockholder or any investor in any Stockholder or in the general partner of any Stockholder as of October 14, 1997, taken as a whole, falls below 25% of the total liquidation preference of the shares of Series B Preferred Stock outstanding on October 14, 1997.

    (e) If any provision of this Agreement shall be declared void or unenforceable by any court or administrative board of competent jurisdiction, such provision shall be deemed to have been severed from the remainder of this Agreement and this Agreement shall continue in all respects to be valid and enforceable.

    (f) No waivers of any breach of this Agreement extended by any party hereto to any other party shall be construed as a waiver of any rights or remedies of any other party hereto or with respect to any continuing or subsequent breach. This Agreement may not be amended or modified except by a written instrument signed by each of the Stockholders.

    (g) Capitalized terms used but not defined herein have the meaning given to such terms in the Purchase Agreement. Whenever the context of this Agreement shall so require, the use of the singular number shall include the plural and the use of any gender shall include all genders. The term "Stock" means capital stock of the Company.

    (h) This Agreement and those documents expressly referred to herein constitute the entire agreement and understanding of the parties and supersede all other prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof.

    IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be duly executed and delivered, as of the day and year first above written.

                                  CARLYLE PARTNERS II, L.P.,
                                  a Delaware limited partnership

                                  By:  TC Group, L.L.C., its General Partner


                                       By:
                                          ---------------------------------
                                       Name:
                                            -------------------------------
                                       Title:
                                             ------------------------------


                                  CARLYLE PARTNERS II, L.P.,
                                  a Delaware limited partnership

                                  By:  TC Group, L.L.C., its General Partner


                                       By:
                                          ---------------------------------
                                       Name:
                                            -------------------------------
                                       Title:
                                             ------------------------------


                                  CARLYLE INTERNATIONAL PARTNERS II, L.P., a Cayman Islands exempted limited partnership


                                  By:  TC Group, L.L.C., its General Partner


                                       By:
                                          ---------------------------------
                                       Name:
                                            -------------------------------
                                       Title:
                                             ------------------------------


                                  CARLYLE INTERNATIONAL PARTNERS II, L.P., a Cayman Islands exempted limited partnership


                                  By:  TC Group, L.L.C., its General Partner


                                       By:
                                          ---------------------------------
                                       Name:
                                            -------------------------------
                                       Title:
                                             ------------------------------

                                  C/S INTERNATIONAL PARTNERS,
                                  a Cayman Islands general partnership

                                  By:  TC Group, L.L.C., its General Partner

                                       By:
                                          ---------------------------------
                                       Name:
                                            -------------------------------
                                       Title:
                                             ------------------------------



                                  STATE BOARD OF ADMINISTRATION OF FLORIDA, a separate account maintained pursuant to an Investment Management Agreement dated as of September 6, 1996 between the State Board of Administration of Florida, Carlyle Investment Group, L.P. and Carlyle Investment Management, L.L.C.

                                  By:  Carlyle Investment Management, L.L.C.,
                                       as Investment Manager


                                       By:
                                          ---------------------------------
                                       Name:
                                            -------------------------------
                                       Title:
                                             ------------------------------

                                  CARLYLE INVESTMENT GROUP, L.P.,
                                  a Delaware limited partnership

                                  By:  TC Group, L.L.C., its General Partner


                                       By:
                                          ---------------------------------
                                       Name:
                                            -------------------------------
                                       Title:
                                             ------------------------------

                                  CARLYLE-INSIGHT INTERNATIONAL
                                  PARTNERS, L.P.,
                                  a Cayman Islands exempted limited partnership

                                  By:  TC Group, L.L.C., its General Partner


                                       By:
                                          ---------------------------------
                                       Name:
                                            -------------------------------
                                       Title:
                                             ------------------------------



                                  CARLYLE-INSIGHT PARTNERS, L.P.,
                                  a Delaware limited partnership

                                  By:  TC Group, L.L.C., its General Partner


                                       By:
                                          ---------------------------------
                                       Name:
                                            -------------------------------
                                       Title:
                                             ------------------------------

                                      EXHIBIT A

                            INSIGHT HEALTH SERVICES CORP.
                                  IRREVOCABLE PROXY


    The undersigned agrees to, and hereby grants to CARLYLE PARTNERS III, L.P., a Delaware limited partnership, an irrevocable proxy pursuant to the provisions of Section 212 of the Delaware General Corporation Law to vote, or to execute and deliver written consents or otherwise act with respect to, all shares of capital stock (the "Stock") of INSIGHT HEALTH SERVICES CORP. (the "Company") now owned or hereafter acquired by the undersigned as fully, to the same extent and with the same effect as the undersigned might or could do under any applicable laws or regulations governing the rights and powers of shareholders of a Delaware corporation in connection with the election of directors of the Company as provided in a certain Voting Agreement, dated as of October 14, 1997, among the purchasers under a certain Securities Purchase Agreement, dated as of October 14, 1997 among the Company and such purchasers. The undersigned hereby affirms that this proxy is given as a condition of said voting agreement and as such is coupled with an interest and is irrevocable. It is further understood by the undersigned that this proxy may be exercised by CARLYLE PARTNERS III, L.P for the period beginning the date hereof and ending on the day immediately preceding the Company's 2020 annual stockholders' meeting, unless sooner terminated in accordance with the provisions of said voting agreement.


    THIS PROXY SHALL REMAIN IN FULL FORCE AND EFFECT AND BE ENFORCEABLE AGAINST ANY DONEE, TRANSFEREE OR ASSIGNEE OF THE STOCK.

    Dated this 14th day of October, 1997.


                                       By:
                                          ---------------------------------
                                       Name:
                                            -------------------------------
                                       Title:
                                             ------------------------------

                                 EXHIBIT B


Carlyle Partners II, L.P.                            8,207.727

Carlyle Partners III, L.P.                             374.632

Carlyle International Partners II, L.P.              6,928.169

Carlyle International Partners IIII, L.P.              373.289

C/S International Partners                           1,559.913

State Board of Administration of Florida             3,447.641

Carlyle Investment Group, L.P.                           8.621

Carlyle-Insight International Partners, L.P.           918.659

Carlyle-Insight Partners, L.P.                       3,181.349

                            INSIGHT HEALTH SERVICES CORP.
                                  IRREVOCABLE PROXY


    The undersigned agrees to, and hereby grants to CARLYLE PARTNERS III, L.P., a Delaware limited partnership, an irrevocable proxy pursuant to the provisions of Section 212 of the Delaware General Corporation Law to vote, or to execute and deliver written consents or otherwise act with respect to, all shares of capital stock (the "Stock") of INSIGHT HEALTH SERVICES CORP. (the "Company") now owned or hereafter acquired by the undersigned as fully, to the same extent and with the same effect as the undersigned might or could do under any applicable laws or regulations governing the rights and powers of shareholders of a Delaware corporation in connection with the election of directors of the Company as provided in a certain Voting Agreement, dated as of October 14, 1997, among the purchasers under a certain Securities Purchase Agreement, dated as of October 14, 1997 among the Company and such purchasers. The undersigned hereby affirms that this proxy is given as a condition of said voting agreement and as such is coupled with an interest and is irrevocable. It is further understood by the undersigned that this proxy may be exercised by CARLYLE PARTNERS III, L.P for the period beginning the date hereof and ending on the day immediately preceding the Company's 2020 annual stockholders' meeting, unless sooner terminated in accordance with the provisions of said voting agreement.


    THIS PROXY SHALL REMAIN IN FULL FORCE AND EFFECT AND BE ENFORCEABLE AGAINST ANY DONEE, TRANSFEREE OR ASSIGNEE OF THE STOCK.

    Dated this 14th day of October, 1997.




                             CARLYLE PARTNERS II, L.P.,
                             a Delaware limited partnership

                             By:  TC Group, L.L.C., its General Partner


                                  By:
                                     --------------------------
                                  Name:
                                     --------------------------
                                  Title:
                                     --------------------------

                            INSIGHT HEALTH SERVICES CORP.
                                  IRREVOCABLE PROXY


    The undersigned agrees to, and hereby grants to CARLYLE PARTNERS III, L.P., a Delaware limited partnership, an irrevocable proxy pursuant to the provisions of Section 212 of the Delaware General Corporation Law to vote, or to execute and deliver written consents or otherwise act with respect to, all shares of capital stock (the "Stock") of INSIGHT HEALTH SERVICES CORP. (the "Company") now owned or hereafter acquired by the undersigned as fully, to the same extent and with the same effect as the undersigned might or could do under any applicable laws or regulations governing the rights and powers of shareholders of a Delaware corporation in connection with the election of directors of the Company as provided in a certain Voting Agreement, dated as of October 14, 1997, among the purchasers under a certain Securities Purchase Agreement, dated as of October 14, 1997 among the Company and such purchasers. The undersigned hereby affirms that this proxy is given as a condition of said voting agreement and as such is coupled with an interest and is irrevocable. It is further understood by the undersigned that this proxy may be exercised by CARLYLE PARTNERS III, L.P for the period beginning the date hereof and ending on the day immediately preceding the Company's 2020 annual stockholders' meeting, unless sooner terminated in accordance with the provisions of said voting agreement.


    THIS PROXY SHALL REMAIN IN FULL FORCE AND EFFECT AND BE
ENFORCEABLE AGAINST ANY DONEE, TRANSFEREE OR ASSIGNEE OF THE STOCK.

    Dated this 14th day of October, 1997.




                        CARLYLE INTERNATIONAL PARTNERS II, L.P., a Cayman Islands exempted limited partnership

                        By:  TC Group, L.L.C., its General Partner


                             By:
                                --------------------------
                             Name:
                                --------------------------
                             Title:
                                   --------------------------

                         INSIGHT HEALTH SERVICES CORP.
                               IRREVOCABLE PROXY


    The undersigned agrees to, and hereby grants to CARLYLE PARTNERS III, L.P., a Delaware limited partnership, an irrevocable proxy pursuant to the provisions of Section 212 of the Delaware General Corporation Law to vote, or to execute and deliver written consents or otherwise act with respect to, all shares of capital stock (the "Stock") of INSIGHT HEALTH SERVICES CORP. (the "Company") now owned or hereafter acquired by the undersigned as fully, to the same extent and with the same effect as the undersigned might or could do under any applicable laws or regulations governing the rights and powers of shareholders of a Delaware corporation in connection with the election of directors of the Company as provided in a certain Voting Agreement, dated as of October 14, 1997, among the purchasers under a certain Securities Purchase Agreement, dated as of October 14, 1997 among the Company and such purchasers. The undersigned hereby affirms that this proxy is given as a condition of said voting agreement and as such is coupled with an interest and is irrevocable. It is further understood by the undersigned that this proxy may be exercised by CARLYLE PARTNERS III, L.P for the period beginning the date hereof and ending on the day immediately preceding the Company's 2020 annual stockholders' meeting, unless sooner terminated in accordance with the provisions of said voting agreement.


    THIS PROXY SHALL REMAIN IN FULL FORCE AND EFFECT AND BE
ENFORCEABLE AGAINST ANY DONEE, TRANSFEREE OR ASSIGNEE OF THE STOCK.


    Dated this 14th day of October, 1997.

                        CARLYLE INTERNATIONAL PARTNERS III, L.P., a Cayman Islands exempted limited partnership

                        By:  TC Group, L.L.C., its General Partner


                             By:
                                ----------------------------
                             Name:
                                ----------------------------
                             Title:
                                ----------------------------

                         INSIGHT HEALTH SERVICES CORP.
                               IRREVOCABLE PROXY


    The undersigned agrees to, and hereby grants to CARLYLE PARTNERS III, L.P., a Delaware limited partnership, an irrevocable proxy pursuant to the provisions of Section 212 of the Delaware General Corporation Law to vote, or to execute and deliver written consents or otherwise act with respect to, all shares of capital stock (the "Stock") of INSIGHT HEALTH SERVICES CORP. (the "Company") now owned or hereafter acquired by the undersigned as fully, to the same extent and with the same effect as the undersigned might or could do under any applicable laws or regulations governing the rights and powers of shareholders of a Delaware corporation in connection with the election of directors of the Company as provided in a certain Voting Agreement, dated as of October 14, 1997, among the purchasers under a certain Securities Purchase Agreement, dated as of October 14, 1997 among the Company and such purchasers. The undersigned hereby affirms that this proxy is given as a condition of said voting agreement and as such is coupled with an interest and is irrevocable. It is further understood by the undersigned that this proxy may be exercised by CARLYLE PARTNERS III, L.P for the period beginning the date hereof and ending on the day immediately preceding the Company's 2020 annual stockholders' meeting, unless sooner terminated in accordance with the provisions of said voting agreement.


    THIS PROXY SHALL REMAIN IN FULL FORCE AND EFFECT AND BE
ENFORCEABLE AGAINST ANY DONEE, TRANSFEREE OR ASSIGNEE OF THE STOCK.

    Dated this 14th day of October, 1997.


                        C/S INTERNATIONAL PARTNERS,
                        a Cayman Islands general partnership

                        By:  TC Group, L.L.C., its General Partner


                             By:
                                ------------------------------
                             Name:
                                ------------------------------
                             Title:
                                ------------------------------

                         INSIGHT HEALTH SERVICES CORP.
                               IRREVOCABLE PROXY


    The undersigned agrees to, and hereby grants to CARLYLE PARTNERS III, L.P., a Delaware limited partnership, an irrevocable proxy pursuant to the provisions of Section 212 of the Delaware General Corporation Law to vote, or to execute and deliver written consents or otherwise act with respect to, all shares of capital stock (the "Stock") of INSIGHT HEALTH SERVICES CORP. (the "Company") now owned or hereafter acquired by the undersigned as fully, to the same extent and with the same effect as the undersigned might or could do under any applicable laws or regulations governing the rights and powers of shareholders of a Delaware corporation in connection with the election of directors of the Company as provided in a certain Voting Agreement, dated as of October 14, 1997, among the purchasers under a certain Securities Purchase Agreement, dated as of October 14, 1997 among the Company and such purchasers. The undersigned hereby affirms that this proxy is given as a condition of said voting agreement and as such is coupled with an interest and is irrevocable. It is further understood by the undersigned that this proxy may be exercised by CARLYLE PARTNERS III, L.P for the period beginning the date hereof and ending on the day immediately preceding the Company's 2020 annual stockholders' meeting, unless sooner terminated in accordance with the provisions of said voting agreement.


    THIS PROXY SHALL REMAIN IN FULL FORCE AND EFFECT AND BE
ENFORCEABLE AGAINST ANY DONEE, TRANSFEREE OR ASSIGNEE OF THE STOCK.

    Dated this 14th day of October, 1997.



                        STATE BOARD OF ADMINISTRATION OF
                        FLORIDA,
                        a separate account maintained pursuant to an Investment Management Agreement dated as of September 6, 1996 between the State Board of Administration of Florida, Carlyle Investment Group, L.P. and Carlyle Investment Management, L.L.C.

                        By:  Carlyle Investment Management, L.L.C.,
                             as Investment Manager

                             By:
                                ---------------------------
                             Name:
                                ---------------------------
                             Title:
                                ---------------------------

                       INSIGHT HEALTH SERVICES CORP.
                             IRREVOCABLE PROXY


    The undersigned agrees to, and hereby grants to CARLYLE PARTNERS III, L.P., a Delaware limited partnership, an irrevocable proxy pursuant to the provisions of Section 212 of the Delaware General Corporation Law to vote, or to execute and deliver written consents or otherwise act with respect to, all shares of capital stock (the "Stock") of INSIGHT HEALTH SERVICES CORP. (the "Company") now owned or hereafter acquired by the undersigned as fully, to the same extent and with the same effect as the undersigned might or could do under any applicable laws or regulations governing the rights and powers of shareholders of a Delaware corporation in connection with the election of directors of the Company as provided in a certain Voting Agreement, dated as of October 14, 1997, among the purchasers under a certain Securities Purchase Agreement, dated as of October 14, 1997 among the Company and such purchasers. The undersigned hereby affirms that this proxy is given as a condition of said voting agreement and as such is coupled with an interest and is irrevocable. It is further understood by the undersigned that this proxy may be exercised by CARLYLE PARTNERS III, L.P for the period beginning the date hereof and ending on the day immediately preceding the Company's 2020 annual stockholders' meeting, unless sooner terminated in accordance with the provisions of said voting agreement.


    THIS PROXY SHALL REMAIN IN FULL FORCE AND EFFECT AND BE
ENFORCEABLE AGAINST ANY DONEE, TRANSFEREE OR ASSIGNEE OF THE STOCK.

    Dated this 14th day of October, 1997.


                        CARLYLE INVESTMENT GROUP, L.P.,
                        a Delaware limited partnership

                        By:  TC Group, L.L.C., its General Partner


                             By:
                                ---------------------------
                             Name:
                                ---------------------------
                             Title:
                                ---------------------------

                       INSIGHT HEALTH SERVICES CORP.
                             IRREVOCABLE PROXY


    The undersigned agrees to, and hereby grants to CARLYLE PARTNERS III, L.P., a Delaware limited partnership, an irrevocable proxy pursuant to the provisions of Section 212 of the Delaware General Corporation Law to vote, or to execute and deliver written consents or otherwise act with respect to, all shares of capital stock (the "Stock") of INSIGHT HEALTH SERVICES CORP. (the "Company") now owned or hereafter acquired by the undersigned as fully, to the same extent and with the same effect as the undersigned might or could do under any applicable laws or regulations governing the rights and powers of shareholders of a Delaware corporation in connection with the election of directors of the Company as provided in a certain Voting Agreement, dated as of October 14, 1997, among the purchasers under a certain Securities Purchase Agreement, dated as of October 14, 1997 among the Company and such purchasers. The undersigned hereby affirms that this proxy is given as a condition of said voting agreement and as such is coupled with an interest and is irrevocable. It is further understood by the undersigned that this proxy may be exercised by CARLYLE PARTNERS III, L.P for the period beginning the date hereof and ending on the day immediately preceding the Company's 2020 annual stockholders' meeting, unless sooner terminated in accordance with the provisions of said voting agreement.


    THIS PROXY SHALL REMAIN IN FULL FORCE AND EFFECT AND BE
ENFORCEABLE AGAINST ANY DONEE, TRANSFEREE OR ASSIGNEE OF THE STOCK.

    Dated this 14th day of October, 1997.


                        CARLYLE-INSIGHT INTERNATIONAL
                        PARTNERS, L.P.,
                        a Cayman Islands exempted limited partnership

                        By:  TC Group, L.L.C., its General Partner


                             By:
                                ---------------------------
                             Name:
                                ---------------------------
                             Title:
                                ---------------------------

                       INSIGHT HEALTH SERVICES CORP.
                             IRREVOCABLE PROXY


    The undersigned agrees to, and hereby grants to CARLYLE PARTNERS III, L.P., a Delaware limited partnership, an irrevocable proxy pursuant to the provisions of Section 212 of the Delaware General Corporation Law to vote, or to execute and deliver written consents or otherwise act with respect to, all shares of capital stock (the "Stock") of INSIGHT HEALTH SERVICES CORP. (the "Company") now owned or hereafter acquired by the undersigned as fully, to the same extent and with the same effect as the undersigned might or could do under any applicable laws or regulations governing the rights and powers of shareholders of a Delaware corporation in connection with the election of directors of the Company as provided in a certain Voting Agreement, dated as of October 14, 1997, among the purchasers under a certain Securities Purchase Agreement, dated as of October 14, 1997 among the Company and such purchasers. The undersigned hereby affirms that this proxy is given as a condition of said voting agreement and as such is coupled with an interest and is irrevocable. It is further understood by the undersigned that this proxy may be exercised by CARLYLE PARTNERS III, L.P for the period beginning the date hereof and ending on the day immediately preceding the Company's 2020 annual stockholders' meeting, unless sooner terminated in accordance with the provisions of said voting agreement.


    THIS PROXY SHALL REMAIN IN FULL FORCE AND EFFECT AND BE
ENFORCEABLE AGAINST ANY DONEE, TRANSFEREE OR ASSIGNEE OF THE STOCK.

    Dated this 14th day of October, 1997.


                        CARLYLE-INSIGHT PARTNERS, L.P.,
                        a Delaware limited partnership

                        By:  TC Group, L.L.C., its General Partner


                             By:
                                ---------------------------
                             Name:
                                ---------------------------
                             Title:
                                 ---------------------------